Filed Pursuant to Rule 497
File No. 333-179285

Lord Abbett Securities Trust
Lord Abbett Large Cap Value Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Fellow Shareholder,

In an effort to improve the quality of our clients’ investment experience and better meet their evolving investment needs, we are asking you to approve a transaction that would combine Large Cap Value Fund and another similarly managed Lord Abbett Fund, creating a single larger fund and resulting in cost savings for Large Cap Value Fund shareholders.

You will be asked to approve the reorganization of Large Cap Value Fund into Lord Abbett Fundamental Equity Fund. We believe that this reorganization will benefit shareholders by enabling them to pursue substantially similar investment objectives and strategies, but as part of a larger fund with greater investment flexibility and lower overall expenses.

The transaction will be a tax-free reorganization for federal income tax purposes, and you will not be charged any sales charges, commissions, or transaction fees in connection with it. The enclosed Questions & Answers and Combined Prospectus/Proxy Statement contain more information, including key factors that you may find helpful in evaluating the proposal to reorganize Large Cap Value Fund.

This change requires your approval. We encourage you to review the enclosed materials carefully and recommend that you vote “FOR” the approval of the proposal. By voting promptly, you can help avoid the expense of additional follow-up mailings and solicitations.

You can vote in any of the following ways (please refer to your enclosed proxy card for more detailed voting instructions):

•	Via the Internet

•	By telephone

•	By mail

•	At the shareholder meeting: May 18, 2012, 9:00 a.m., at 90 Hudson Street, Jersey City, NJ 07302-3973

We encourage you to vote by the internet or telephone, using the “control” number that appears on your proxy card. We must receive your vote before 9:00 a.m. on May 18, 2012 in order to count your vote. Regardless of the method you choose, please take the time to read the full text of the enclosed Combined Prospectus/Proxy Statement before voting.

Thank you for investing in the Lord Abbett Family of Funds. It is a privilege to manage your investment. If you have any questions or need assistance voting, please contact your financial advisor or call 877-708-3581.

Sincerely,

Robert S. Dow Chairman of the Board

Lord Abbett Securities Trust
Lord Abbett Large Cap Value Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

QUESTIONS AND ANSWERS

Your vote is important.

Below are answers to some commonly asked questions that are intended to help you understand the proposal on which shareholders of Large Cap Value Fund are being asked to vote. This proposal is described in more detail in the Combined Prospectus/Proxy Statement, which you should read carefully. By voting promptly, you can help avoid the expense of additional follow-up mailings and solicitations. If you have a question or need assistance in voting, please call 877-708-3581.

Why am I being asked to vote?

Lord, Abbett & Co. LLC (“Lord Abbett”) is seeking your vote because you are, or were as of February 24, 2012 (the “Record Date”), a shareholder of Lord Abbett Large Cap Value Fund (“Large Cap Value Fund”). As discussed in more detail below, Lord Abbett is proposing a change to Large Cap Value Fund that requires approval of the Fund’s shareholders at a special meeting of shareholders scheduled to be held on May 18, 2012. The Board of Trustees (the “Board”) of Large Cap Value Fund has approved the proposal described below and recommends that you vote “FOR” it.

What proposal am I being asked to vote on?

Shareholders are being asked to approve a proposal to reorganize Large Cap Value Fund into Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund” and, together with Large Cap Value Fund, the “Funds”) (the “Reorganization”). After the Reorganization is completed, you will become a shareholder of Fundamental Equity Fund and Large Cap Value Fund will be terminated. Like Large Cap Value Fund, Fundamental Equity Fund pursues capital appreciation and income by investing in a portfolio of undervalued equity securities. The key difference between these two Funds is that Large Cap Value Fund invests mainly in large cap equity securities while Fundamental Equity Fund invests in large, mid, and small cap equity securities. Another important difference between the Funds is that Fundamental Equity Fund has lower total annual operating expenses than Large Cap Value Fund, although it has a higher management fee.

Why does the Board recommend that I vote “FOR” the proposal?

Due to a number of factors, including Large Cap Value Fund’s relatively small size, the Board believes that it is in shareholders’ best interests to reorganize the Fund into Fundamental Equity Fund, which is significantly larger in size, has a broader investment focus, and has lower overall expenses. The Reorganization thus would permit Large Cap Value Fund shareholders to pursue substantially similar investment objectives and strategies, but as part of a larger fund (the “Combined Fund”) with greater investment flexibility and lower expenses. The specific reasons why the Board recommends that shareholders vote “FOR” the proposal are discussed in more detail on pages 9 through 12 of the Combined Prospectus/Proxy Statement.

How do the Funds’ expense structures compare?

The annual expense ratio of the Combined Fund is expected to be the same as or lower than the current annual expense ratio of Fundamental Equity Fund, which is lower than the current annual expense ratio of Large Cap Value Fund.

Will the value of my investment change as a result of the Reorganization?

No. Although the aggregate value of your investment will not change as a result of the Reorganization, the number of shares you own likely will change. The reason for this potential change is that your Large Cap Value Fund shares will be exchanged for Fundamental Equity Fund shares at the net asset value per share of Fundamental Equity Fund, which likely will differ from the net asset value per share of Large Cap Value Fund.

Will I pay any taxes, sales charges, or similar fees in connection with the Reorganization?

No. The Reorganization is expected to qualify as a tax free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, and no sales charges or other similar fees will be charged in connection with it. However, any other investment or redemption would be subject to any applicable sales charges.

When would the Reorganization take place?

If shareholders approve the Reorganization, the transaction is expected to be completed as soon as possible after the shareholder meeting.

Who will manage the portfolio of the Combined Fund following the Reorganization?

Fundamental Equity Fund is managed by Robert P. Fetch and Deepak Khanna, who will continue to manage the Combined Fund after the Reorganization. As Lord Abbett’s Director of Domestic Equity Portfolio Management, Mr. Fetch oversees all of Lord Abbett’s domestic equity portfolio managers and participates in investment decision-making for Lord Abbett’s domestic equity funds from time to time. Accordingly, Lord Abbett expects that Mr. Fetch’s familiarity with Large Cap Value Fund will promote a smooth transfer of portfolio management responsibility from Daniel H. Frascarelli, the Fund’s current portfolio manager, to Messrs. Fetch and Khanna.

Who will pay the costs associated with the Reorganization?

The Funds will share equally the costs associated with the Reorganization, including the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of printing and mailing this Combined Prospectus/Proxy Statement, accounting fees, and legal fees. We estimate that these costs will total approximately $100,000.

What if there are not enough votes to approve the proposal?

If Large Cap Value Fund does not receive enough votes to approve the proposal before the shareholder meeting, the meeting may be postponed to permit further solicitation of proxy votes. If Large Cap Value Fund does not receive enough votes to approve the proposal even after postponing the meeting, the proposal will not be implemented, and the Board and Lord Abbett will consider other strategic alternatives for the Fund, possibly including its liquidation.

What is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. (“Broadridge”), which is not affiliated with either Fund or Lord Abbett, is the proxy solicitation firm that will contact shareholders and record their votes. As the shareholder meeting date approaches, shareholders who have not yet voted may receive a telephone call or email from Broadridge asking them to vote so that the meeting will not need to be postponed.

How many votes am I entitled to cast?

You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of Large Cap Value Fund on the Record Date (February 24, 2012). Only shareholders of Large Cap Value Fund as of the Record Date may vote.

How do I submit my vote?

You may vote in any of the following four ways:

Internet:	Please use the website and control number provided on your proxy card.
Telephone:	Please use the telephone number and control number provided on your proxy card.
Mail:	Please sign and date your proxy card and return it to the address shown on the card.
In Person:	At the shareholder meeting at 9:00 a.m. on May 18, 2012, at 90 Hudson Street, Jersey City, NJ 07302.

You can help reduce costs by voting promptly. Your vote is important, regardless of how many shares you own. Please read the Combined Prospectus/Proxy Statement and vote your shares. If you have a question or need assistance in voting, please call 877-708-3581.

Thank you for investing in the Lord Abbett Family of Funds.

Lord Abbett Securities Trust
Lord Abbett Large Cap Value Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on May 18, 2012

NOTICE IS HEREBY GIVEN of a Special Meeting of the Shareholders of Lord Abbett Large Cap Value Fund (the “Meeting”). The Meeting will be held at the offices of Lord, Abbett & Co. LLC at 90 Hudson Street, Jersey City, New Jersey, on May 18, 2012, at 9:00 a.m. for the purpose of considering the following proposals:

(1) To approve a Plan of Reorganization between Lord Abbett Large Cap Value Fund (“Large Cap Value Fund”) and Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund” and, together with Large Cap Value Fund, the “Funds”), each a series of Lord Abbett Securities Trust, providing for: (a) the transfer of all of the assets of Large Cap Value Fund to Fundamental Equity Fund in exchange for shares of the corresponding class of Fundamental Equity Fund and the assumption by Fundamental Equity Fund of all of the liabilities of Large Cap Value Fund; (b) the distribution of such shares to the shareholders of Large Cap Value Fund; and (c) the termination of Large Cap Value Fund; and

(2) To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on February 24, 2012 as the record date for determination of shareholders of Large Cap Value Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders are entitled to one vote for each full share held and a proportionate vote for each fractional share.

Your vote is important regardless of how many shares you hold. By voting promptly, you can help avoid the expense of additional follow-up mailings and solicitations. You may vote via the Internet, by telephone, by signing and returning your proxy card, or by attending the Meeting in person, as described in the attached Combined Prospectus/Proxy Statement.

By order of the Board

Lawrence H. Kaplan
March 26, 2012	Vice President and Secretary

Filed Pursuant to Rule 497
File No. 333-179285

Combined Prospectus/Proxy Statement

Dated March 26, 2012

Lord Abbett Securities Trust
Lord Abbett Large Cap Value Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Securities Trust
Lord Abbett Fundamental Equity Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

This Combined Prospectus/Proxy Statement relates to the proposed Reorganization (defined below) of Lord Abbett Large Cap Value Fund (“Large Cap Value Fund”), a series of Lord Abbett Securities Trust (the “Trust”), a registered open-end management investment company, into Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund” and, together with Large Cap Value Fund, the “Funds”), another series of the Trust. The proposed Reorganization is intended to streamline the equity funds managed by Lord, Abbett & Co. LLC (“Lord Abbett”), resulting in cost savings for shareholders. The Reorganization would combine similarly managed Funds into a single larger fund. The Board of Trustees of the Trust (the “Board”) has determined unanimously, following Lord Abbett’s recommendation, that the Reorganization would be in the best interests of each Fund and its shareholders.

By voting promptly, you can help avoid the expense of additional follow-up mailings and solicitations. If you have a question or need assistance in voting, please call 877-708-3581.

This Combined Prospectus/Proxy Statement concisely sets forth the information that a Large Cap Value Fund shareholder should know before voting on the Reorganization. Shareholders should read it and retain it for future reference. Attached as Exhibit A to this Combined Prospectus/Proxy Statement is a copy of the form of Plan of Reorganization (the “Plan”) that describes the terms of the Reorganization in greater detail. This Combined Prospectus/Proxy Statement is accompanied by the Funds’ Prospectus dated March 1, 2012, as supplemented, which is incorporated by reference into this Combined Prospectus/Proxy Statement. Additional information about the Funds has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and can be found in the following documents:

•	The Statement of Additional Information dated March 26, 2012 relating to this Combined Prospectus/Proxy Statement, which is incorporated by reference into this Combined Prospectus/Proxy Statement;

•	The Statement of Additional Information dated March 1, 2012, as supplemented, relating to the Funds’ Prospectus dated March 1, 2012, as supplemented;

•	Each Fund’s Summary Prospectus dated March 1, 2012, as supplemented; and

•	Each Fund’s Annual Report for the period ended October 31, 2011.

These documents are available free of charge via Lord Abbett’s website at www.lordabbett.com, by calling 888-522-2388, or by writing to the Funds at 90 Hudson Street, Jersey City, NJ 07302-3973.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

SPECIAL MEETING OF SHAREHOLDERS
OF

Lord Abbett Securities Trust
Lord Abbett Large Cap Value Fund

This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Lord Abbett Securities Trust (the “Trust”), to be used at a special meeting of shareholders of Lord Abbett Large Cap Value Fund (“Large Cap Value Fund”), a series of the Trust, to be held at 9:00 a.m. on May 18, 2012, at the offices of Lord, Abbett & Co. LLC (“Lord Abbett”) at 90 Hudson Street, Jersey City, New Jersey, and at any adjournments or postponements thereof (the “Meeting”).

The Meeting is being held for the purpose of considering the following proposals:

(1) To approve a Plan of Reorganization between Large Cap Value Fund and Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund” and, together with Large Cap Value Fund, the “Funds”), another series of the Trust, providing for: (a) the transfer of all of the assets of Large Cap Value Fund to Fundamental Equity Fund in exchange for shares of the corresponding class of Fundamental Equity Fund and the assumption by Fundamental Equity Fund of all of the liabilities of Large Cap Value Fund; (b) the distribution of such shares to the shareholders of Large Cap Value Fund; and (c) the termination of Large Cap Value Fund (the “Reorganization”).

(2) To transact such other business as may properly come before the Meeting.

Only shareholders of record of Large Cap Value Fund as of the close of business on February 24, 2012 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. This Combined Prospectus/Proxy Statement and the enclosed proxy card initially are being mailed to shareholders on or about March 26, 2012.

A vote in favor of the Reorganization is a vote to become a shareholder of Fundamental Equity Fund and terminate Large Cap Value Fund. The votes of Fundamental Equity Fund’s shareholders are not being solicited because their approval or consent is not necessary for the Reorganization to proceed. If shareholders do not approve the Reorganization, or if the Reorganization is not completed for any other reason, the Board will consider other strategic alternatives for Large Cap Value Fund, possibly including its liquidation.

FEES AND EXPENSES

The tables below provide a summary comparison of the expenses of each class of shares of each Fund. Each of Large Cap Value Fund’s and Fundamental Equity Fund’s annual fund operating expenses are based on its fees and expenses for the fiscal year ended October 31, 2011 (updated, as noted, to reflect current fees and expenses). Fundamental Equity Fund’s annual fund operating expenses on a pro forma basis, giving effect to the proposed Reorganization as if it had been completed on October 31, 2011, are the same. Accordingly, the fees and expenses reflected in the fee tables and expense examples below for Fundamental Equity Fund are not expected to change as a result of the Reorganization.

The Funds are subject to the same sales charges. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other sales charge discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” in Fundamental Equity Fund’s prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated by reference, and in “Purchases, Redemptions, Pricing, and Payments to Dealers” in Fundamental Equity Fund’s statement of additional information (“SAI”), which is incorporated by reference.

Class A

Fee Table	Large Cap Value Fund	Fundamental Equity Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	None(1)
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.52%
Distribution and Service (12b-1) Fees	0.35%	0.35%
Other Expenses	0.45%	0.22%
Total Annual Fund Operating Expenses	1.20%	1.09%

Class B

Fee Table	Large Cap Value Fund	Fundamental Equity Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	5.00%	5.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.52%
Distribution and Service (12b-1) Fees	1.00%	1.00%
Other Expenses	0.45%	0.22%
Total Annual Fund Operating Expenses	1.85%	1.74%

Class C

Fee Table	Large Cap Value Fund	Fundamental Equity Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%(2)	1.00%(2)
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.52%
Distribution and Service (12b-1) Fees	1.00%	1.00%
Other Expenses	0.45%	0.22%
Total Annual Fund Operating Expenses	1.85%(3)	1.74%

Class F

Fee Table	Large Cap Value Fund	Fundamental Equity Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.52%
Distribution and Service (12b-1) Fees	0.10%	0.10%
Other Expenses	0.45%	0.22%
Total Annual Fund Operating Expenses	0.95%	0.84%

Class I

Fee Table	Large Cap Value Fund	Fundamental Equity Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.52%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.45%	0.22%
Total Annual Fund Operating Expenses	0.85%	0.74%

Class P

Fee Table	Large Cap Value Fund	Fundamental Equity Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.52%
Distribution and Service (12b-1) Fees	0.45%	0.45%
Other Expenses	0.45%	0.22%
Total Annual Fund Operating Expenses	1.30%	1.19%

Class R2

Fee Table	Large Cap Value Fund	Fundamental Equity Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.52%
Distribution and Service (12b-1) Fees	0.60%	0.60%
Other Expenses	0.45%	0.22%
Total Annual Fund Operating Expenses	1.45%(3)	1.34%

Class R3

Fee Table	Large Cap Value Fund	Fundamental Equity Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.52%
Distribution and Service (12b-1) Fees	0.50%	0.50%
Other Expenses	0.45%	0.22%
Total Annual Fund Operating Expenses	1.35%	1.24%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain redemptions of Class A shares purchased or acquired without a sales charge. See the Funds’ March 1, 2012 prospectus for more information.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(3)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.

Examples

The Examples below are intended to help you compare the cost of investing in Large Cap Value Fund with the cost of investing in Fundamental Equity Fund. The Examples for each Fund, like those in other funds’ prospectuses, assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Funds’ operating expenses remain the same. The first Example assumes that you redeem all of your shares at the end of the periods shown below and that you paid the maximum applicable sales load. The second Example assumes that you do not redeem and instead keep your shares.

No sales charge will be imposed in connection with the Reorganization. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Redeemed		1 year	3 years	5 years	10 years
Large Cap Value Fund	Class A	$690	$934	$1,197	$1,946
Fundamental Equity Fund	Class A	$680	$902	$1,141	$1,827
Large Cap Value Fund	Class B	$688	$882	$1,201	$1,999
Fundamental Equity Fund	Class B	$677	$848	$1,144	$1,880
Large Cap Value Fund	Class C	$288	$582	$1,001	$2,169
Fundamental Equity Fund	Class C	$277	$548	$944	$2,052
Large Cap Value Fund	Class F	$97	$303	$525	$1,166
Fundamental Equity Fund	Class F	$86	$268	$466	$1,037
Large Cap Value Fund	Class I	$87	$271	$471	$1,049
Fundamental Equity Fund	Class I	$76	$237	$411	$918
Large Cap Value Fund	Class P	$132	$412	$713	$1,568
Fundamental Equity Fund	Class P	$121	$378	$654	$1,443
Large Cap Value Fund	Class R2	$148	$459	$792	$1,735
Fundamental Equity Fund	Class R2	$136	$425	$734	$1,613
Large Cap Value Fund	Class R3	$137	$428	$739	$1,624
Fundamental Equity Fund	Class R3	$126	$393	$681	$1,500

Did Not Redeem		1 year	3 years	5 years	10 years
Large Cap Value Fund	Class A	$690	$934	$1,197	$1,946
Fundamental Equity Fund	Class A	$680	$902	$1,141	$1,827
Large Cap Value Fund	Class B	$188	$582	$1,001	$1,999
Fundamental Equity Fund	Class B	$177	$548	$944	$1,880
Large Cap Value Fund	Class C	$188	$582	$1,001	$2,169
Fundamental Equity Fund	Class C	$177	$548	$944	$2,052
Large Cap Value Fund	Class F	$97	$303	$525	$1,166
Fundamental Equity Fund	Class F	$86	$268	$466	$1,037
Large Cap Value Fund	Class I	$87	$271	$471	$1,049
Fundamental Equity Fund	Class I	$76	$237	$411	$918
Large Cap Value Fund	Class P	$132	$412	$713	$1,568
Fundamental Equity Fund	Class P	$121	$378	$654	$1,443
Large Cap Value Fund	Class R2	$148	$459	$792	$1,735
Fundamental Equity Fund	Class R2	$136	$425	$734	$1,613
Large Cap Value Fund	Class R3	$137	$428	$739	$1,624
Fundamental Equity Fund	Class R3	$126	$393	$681	$1,500

SUMMARY OF PROPOSAL

This Combined Prospectus/Proxy Statement provides pertinent information about the Reorganization and Fundamental Equity Fund that a Large Cap Value Fund shareholder should consider before voting on the proposal. The following summarizes certain information contained elsewhere in or incorporated by reference into this Combined Prospectus/Proxy Statement. You should read the more complete information in the rest of this Combined Prospectus/Proxy Statement, as well as in each Fund’s Prospectus and Annual Report. You also should review the Statement of Additional Information relating to this Combined Prospectus/Proxy Statement. This Combined Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read the entire Combined Prospectus/Proxy Statement before voting.

Overview of the Proposed Reorganization

As a result of the Reorganization, each shareholder of Large Cap Value Fund will become a shareholder of Fundamental Equity Fund and receive Fundamental Equity Fund shares of the same class with a total value equal to the shareholder’s investment in Large Cap Value Fund. When this occurs, each such shareholder will cease to be a shareholder in Large Cap Value Fund. Completion of the Reorganization is subject to the approval of Large Cap Value Fund’s shareholders and other conditions.

No front-end sales charge or CDSC will be imposed at the time of the Reorganization. Any other investment or redemption will be subject to any applicable sales charges. After the Reorganization is completed, any CDSC on the redemption of shares of Fundamental Equity Fund will be calculated from the date of original purchase of Large Cap Value Fund shares.

As you evaluate the Reorganization, please consider the following:

•

The proposed Reorganization provides for the transfer to Fundamental Equity Fund of all of the assets of Large Cap Value Fund in exchange for shares of Fundamental Equity Fund and the assumption by Fundamental Equity Fund of all of the liabilities of Large Cap Value Fund. Large Cap Value Fund will distribute all Fundamental Equity Fund shares received by it among its shareholders so that each shareholder of Large Cap Value Fund will receive a pro rata distribution of Fundamental Equity Fund shares (or fractions thereof). The Fundamental Equity Fund shares received by a shareholder of Large Cap Value Fund will be of the same class and have an aggregate value equal to the aggregate value of the shareholder’s Large Cap Value Fund shares as of the date of the exchange. After the Reorganization, Large Cap Value Fund will be terminated.

•	Following the Reorganization, the resulting Fund (the “Combined Fund”) will be managed according to the investment objective and strategies of Fundamental Equity Fund. Fundamental Equity Fund has an investment objective that is similar to that of Large Cap Value Fund, uses similar investment strategies to achieve its investment objective, and is guided by similar investment policies and restrictions. The principal differences between the Funds’ investment objectives, strategies, policies and restrictions are discussed immediately below.

•

Each Fund pursues capital appreciation and income by investing in a portfolio of undervalued equity securities, and each Fund normally invests at least 80% of its assets in equity securities. The noteworthy difference between the Funds is that Large Cap Value Fund normally invests at least 80% of its net assets in equity securities of large cap companies, while Fundamental Equity Fund normally invests at least 50% of its net assets in equity securities of large cap companies, and the remainder in equity securities of mid-sized and small companies. Securities of companies with smaller capitalizations can enhance Fundamental Equity Fund’s investment flexibility and the diversification of its equity portfolio, but carry different and generally greater risks.

•

As indicated in each of the fee tables in the “Fees and Expenses” section above, as a percentage of each Fund’s assets over the Funds’ most recently completed fiscal year, Fundamental Equity Fund’s total annual operating expenses are lower than Large Cap Value Fund’s total annual operating expenses. The specific components of the Fund’s operating expenses compare as follows: Rule 12b-1 fees applicable to a particular class of shares are the same for both Funds; Fundamental Equity Fund’s management fee is higher than Large Cap Value Fund’s management fee; and Fundamental Equity Fund’s other operating expenses are lower than those of Large Cap Value Fund.

•	The sales charges of each Fund are the same.

•

Fundamental Equity Fund’s Class A shares have outperformed Large Cap Value Fund’s Class A shares over the one-, three-, and five-year periods ended December 31, 2011, and for the period from Large Cap Value Fund’s June 30, 2003 performance inception through December 31, 2011. Please see the Funds’ Annual Report or visit Lord Abbett’s website at www.lordabbett.com for more information about each Fund’s performance. A Fund’s past performance is not necessarily an indication of how that Fund will perform in the future.

•	The Reorganization will be a tax-free reorganization for federal income tax purposes. You will not be charged any sales charges, commissions, or transaction fees in the Reorganization.

•

For a period of years after the Reorganization, the Combined Fund’s sale of appreciated portfolio securities, as part of the day-to-day management of its portfolio, likely will result in greater taxable capital gain distributions to a former Large Cap Value Fund shareholder than would Large Cap Value Fund’s sale of its appreciated portfolio securities in the absence of the Reorganization.

•

Certain annual limits and expiration periods imposed by the Internal Revenue Code of 1986, as amended (the “Code”), are expected to reduce the benefit to the Combined Fund of Large Cap Value Fund’s capital loss carryforwards. Consequently, after the Reorganization, former Large Cap Value Fund shareholders may receive taxable capital gain distributions that they would not have received in the absence of the Reorganization.

•

The Fundamental Equity Fund shares you will receive as a result of the Reorganization will be of the same share class with the same Rule 12b-1 fee level and sales charge structure, and will have the same value, as your shares in Large Cap Value Fund immediately before the Reorganization. In addition, as discussed under “Shareholder Rights” below, the Funds are organized under the same legal structure (i.e., the Trust), are governed by the same Board under the same charter and by-laws, and are subject to the same legal and regulatory standards. Therefore, the interests of Large Cap Value Fund’s shareholders will not be diluted by the Reorganization. The specific terms of the Reorganization are set forth in the form of Plan of Reorganization, a copy of which is attached as Exhibit A.

•	Large Cap Value Fund will be terminated as part of the Reorganization.

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Because the Funds have similar investment objectives and investment strategies, there is overlap in the portfolio securities they hold. In particular, as of December 30, 2011, 36% of Large Cap Value Fund’s securities were held by Fundamental Equity Fund and 40% of Fundamental Equity Fund’s securities were held by Large Cap Value Fund. Either Fund may dispose of a portion of its holdings in connection with the Reorganization (though it is not necessarily obligated to do so), and consequently may incur transaction costs from restructuring its portfolio. If such disposition occurs before the Reorganization, the related transaction costs generally will be borne by Large Cap Value Fund. If such disposition occurs after the Reorganization, the related transaction costs will be borne by the Combined Fund.

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Fundamental Equity Fund is managed by Robert P. Fetch and Deepak Khanna, who will continue to manage the Combined Fund after the Reorganization. As Lord Abbett’s Director of Domestic Equity Portfolio Management, Mr. Fetch oversees all of Lord Abbett’s domestic equity portfolio managers and participates in investment decision-making for Lord Abbett’s domestic equity Funds from time to time. Accordingly, Lord Abbett expects that Mr. Fetch’s familiarity with Large Cap Value

Fund will promote a smooth transfer of portfolio management responsibility from Daniel H. Frascarelli, the Fund’s current portfolio manager, to Messrs. Fetch and Khanna.

•	Subject to shareholder approval, the Reorganization is expected to be effected as soon as practicable following the Meeting.

•	After the Reorganization is completed, any purchase orders for Large Cap Value Fund will be deemed to be purchase orders for Fundamental Equity Fund.

Board Considerations in Approving the Reorganization

On behalf of each Fund, the Board considered the proposed Reorganization, with related data and analysis, as presented by Lord Abbett at a meeting held on January 26, 2012. At the meeting, the Board considered a number of factors, including:

•	The compatibility of Large Cap Value Fund’s investment objective, strategies, and policies with those of Fundamental Equity Fund;

•	The relative expense ratios of the Funds and the impact of the Reorganization on those expense ratios;

•	The relative investment performance of the Funds;

•	The relative sizes of the Funds;

•	The relative past and current growth in assets of each Fund and its expected future prospects for growth;

•	The anticipated tax consequences of the Reorganization with respect to each Fund and its shareholders;

•	The estimated costs of the Reorganization and the extent to which each Fund would bear such costs, including proxy solicitation expenses and portfolio transaction costs; and

•	The potential benefits of the Reorganization for the shareholders of each Fund.

In considering such factors, the Board questioned Lord Abbett about the compatibility of each Fund’s investment objectives, policies, and restrictions, the performance and growth of assets of the Funds, the costs and anticipated tax consequences of the Reorganization, and the potential benefits to shareholders. The Board’s considerations and conclusions are summarized below.

The Board compared each Fund’s total annual operating expenses as a percentage of Fund assets (“operating expenses”). The Board observed that for the most recently completed fiscal year, Fundamental Equity Fund’s total operating expenses were lower than Large Cap Value Fund’s total operating expenses. The Board noted that distribution and service (Rule 12b-1) fees and administrative services fees, each a component of operating expenses, were the same for each Fund’s respective share classes. The Board noted that another component of operating expenses, management fees, was higher for Fundamental Equity Fund, both at the average asset level of each Fund over the most recently completed fiscal year and at other asset levels. The Board accordingly observed that for the most recently completed fiscal year, Fundamental Equity Fund’s lower level of non-management fee operating expenses more than offset its higher management fee. The Board considered the likelihood that this offset would continue following the Reorganization.

The Board considered whether portfolio transaction costs would be incurred given the overlap of the portfolio securities of the Funds, and the extent to which such costs might be borne by each Fund.

The Board also considered the Funds’ relative historical performance. The Board observed that Fundamental Equity Fund outperformed Large Cap Value Fund for the one-, three-, and five-year periods ended December 31, 2011, and the period since Large Cap Value Fund’s June 30, 2003 performance inception.

Also, the Board considered the level of investment management services provided by Lord Abbett to each Fund; the investment management experience of Daniel H. Frascarelli, the portfolio manager of Large Cap Value Fund, and Robert P. Fetch and Deepak Khanna, the portfolio managers of Fundamental Equity Fund; the prospects for future sales of Large Cap Value Fund shares, in light of its investment objective and strategy; the related possibility of future declines or increases in Large Cap Value Fund’s asset level, and their effect on administrative, portfolio management, distribution, shareholder servicing, and other operating efficiencies; and the magnitude of the increase in Fundamental Equity Fund’s assets from the Reorganization, the likelihood of future sales of the Fund, the effect of each on the Fund’s asset level, and any resulting administrative, portfolio management, distribution, shareholder servicing, and other operating efficiencies. The Board noted that Large Cap Value Fund had relatively low assets, which caused that Fund to fail to achieve the economies of scale achieved by Fundamental Equity Fund.

The Board also considered that the Reorganization would provide Large Cap Value Fund shareholders with greater exposure to small and mid cap stocks. The Board considered the potential that such exposure would enhance portfolio diversification and increase investment risk.

The Board also considered the tax-free nature of the Reorganization; the compatibility of the Funds’ respective investment objectives, strategies, and policies; the risk factors associated with each Fund’s investment strategy; and the fact that the Funds share the same service providers, including their investment adviser, distributor, administrator, custodian, and transfer agent. The Board considered the fact that after the Reorganization, its members would continue to oversee the interests of Large Cap Value Fund shareholders under the same charter and by-laws of the Trust, and under the same legal and regulatory standards. The Board considered alternatives to the Reorganization, including the liquidation of Large Cap Value Fund, but concluded that the Reorganization was preferable to those alternatives.

In light of these factors and its fiduciary duty under federal and state law, the Board, including all of the trustees who were not interested persons of either Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously determined, separately on behalf of each Fund, that: (1) the Reorganization is in the best interests of the Fund and its shareholders; and (2) that the Reorganization will not result in a dilution of the interests of the Fund’s shareholders.

Investment Objectives and Principal Investment Strategies

This section describes the investment objectives and strategies of Large Cap Value Fund versus those of Fundamental Equity Fund. For a complete description of the investment objective and strategies of Fundamental Equity Fund, you should read that Fund’s Prospectus and SAI, each of which is incorporated by reference into this Combined Prospectus/Proxy Statement.

Each Fund invests principally in equity securities of U.S. and multinational companies. The similarities and differences between the key investment attributes of Large Cap Value Fund on the one hand and Fundamental Equity Fund on the other are discussed below.

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Investment Objectives. Large Cap Value Fund’s investment objective is to seek total return, while Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Because the components of total return are growth of capital (or “capital appreciation”) and income, the Funds’ investment objectives are substantially the same. Large Cap Value Fund also seeks to avoid excessive fluctuations in market value. Each Fund’s investment objective is “fundamental,” which means it cannot be changed without the approval of its shareholders. No assurance can be given that either Fund will achieve its investment objective.

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Principal Investment Strategies. Each Fund invests primarily in a diversified portfolio of equity securities of U.S. and multinational companies that its investment team believes are undervalued by the marketplace. The equity securities in which each Fund may invest include common stocks, preferred stocks, convertible securities, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. Each Fund also may invest in securities that have equity characteristics or are tied to the price of stock, including rights and convertible debt securities. Large Cap Value Fund normally invests at least 80% of its net assets in equity securities of large cap companies, while Fundamental Equity Fund normally invests at least 50% of its assets in large, established companies, and the remainder in securities of mid-sized and small companies. Fundamental Equity Fund thus is able to make more substantial investments in the small and mid cap segments of the equity market than Large Cap Value Fund. Each Fund may invest in foreign (including emerging market) companies, and may invest up to 10% of its net assets in securities of foreign companies that are traded on a non-U.S. exchange and denominated in a foreign currency.

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Other Investments. Each Fund may purchase substantially the same other types of investments, including derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. Each Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. Each Fund also may use derivatives for non-hedging (sometimes referred to as “speculative”) purposes to enhance returns, efficiently invest excess cash, or quickly gain market exposure.

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Diversification. Each Fund is a diversified fund, and consequently, with respect to 75% of its total assets, it normally will not purchase a security if, as a result, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer.

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Sell Discipline. Each Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, each Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

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Temporary Defensive Investments. Each Fund seeks to remain fully invested in accordance with its investment objective. To respond to economic, market, political or other conditions that are unfavorable for investors, however, each Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. Each Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

When investing in this manner, the Fund may be unable to achieve its investment objective.

Principal Risk Factors

This section describes the principal risk factors of Fundamental Equity Fund and compares them to those associated with an investment in Large Cap Value Fund. For a more complete description of the risks of Fundamental Equity Fund, you should read that Fund’s Prospectus and SAI, each of which is incorporated by reference into this Combined Prospectus/Proxy Statement.

Each Fund is subject to substantially the same risks, with the exception of Fundamental Equity Fund’s greater exposure to the risks of investing in small- and mid-sized companies, as described below. Each Fund’s investments in stocks and other securities may fall sharply in response to adverse events. Individual security prices also may experience dramatic movements in price. The prices of the value stocks in which each Fund invests may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Fundamental Equity Fund is less exposed than Large Cap Value Fund to the risks associated with large cap companies. Investing in large companies has distinct risks, as described below. However, the risks of investing in smaller companies (also described below), to which Fundamental Equity Fund is more exposed, generally are greater than the risks of investing in large companies.

Additional risks that could adversely affect either Fund’s performance or increase volatility include the following:

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Mid-sized and Small Company Risk: Investments in mid-sized or small company stocks generally involve greater risks than investments in large company stocks. Mid-sized or small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized or small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized or small company stocks, subjecting them to greater price fluctuations than larger company stocks.

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Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

•	Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

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Portfolio Management Risk: The strategies used and securities selected by a Fund’s investment team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for a Fund may not perform as well as other securities that were not selected for the Fund. As a result, a Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

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Foreign Company Risk: A Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by a Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. In addition, foreign company securities may be subject to less trading volume and liquidity, which may lead to greater price fluctuation. A Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent that a Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that principally are traded outside of the U.S. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks.

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Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by a Fund’s investment team. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase a Fund’s volatility, and counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by a Fund in the derivative instrument. A Fund’s use of leverage may make the Fund more volatile. A Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. A Fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. A Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. There is no assurance that a Fund will be able to employ its derivatives strategy successfully. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If a Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Federal Income Tax Considerations

The Reorganization is not intended to result in any income, gain or loss being recognized for U.S. federal income tax purposes by Large Cap Value Fund or its shareholders and will not take place unless each Fund receives a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Funds, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders should note that, if necessary, in accordance with Large Cap Value Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, the Fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately before the Reorganization. Such distributions will be taxable to Large Cap Value Fund shareholders. Based on February 29, 2012 data, Large Cap Value Fund may not have any net capital gains to distribute immediately before the Reorganization, in part because Large Cap Value Fund currently has a capital loss carryover. The Reorganization, however, increases the likelihood that former Large Cap Value Fund shareholders will receive taxable capital gain distributions that they otherwise might not have received. The size of any such capital gain distribution will increase if, after the Reorganization, the Combined Fund, as expected, cannot benefit fully or at all from Large Cap Value Fund’s capital loss carryover. For additional information about the tax consequences of the Reorganization, see “Information about the Reorganization – Material Federal Income Tax Consequences of the Reorganization.”

Classes of Shares

Each Fund has eight classes of shares: Class A, Class B, Class C, Class F, Class I, Class P, Class R2, and Class R3, each of which invests in the same portfolio, but bears different expenses and receives different levels of dividends. If the Reorganization is completed, Large Cap Value Fund shareholders will receive the same class of shares in Fundamental Equity Fund as they currently own in Large Cap Value Fund.

Purchases and Exchanges

Fundamental Equity Fund shares are available through certain authorized dealers at the public offering price, which is the net asset value (“NAV”) plus any applicable sales charge. In accordance with Large Cap Value Fund’s prospectus, shareholders of Large Cap Value Fund may exchange their shares for shares of Fundamental Equity Fund or certain other Lord Abbett-sponsored Funds at any time before the Reorganization; however, each such exchange will represent a sale of shares for which a shareholder may recognize a taxable gain or loss. In contrast, no gain or loss will be recognized by shareholders of Large Cap Value Fund upon the exchange of their Large Cap Value Fund shares for shares of Fundamental Equity Fund received as a result of the Reorganization.

If shareholders do not approve the Reorganization, the Board will consider other strategic alternatives for Large Cap Value Fund, possibly including its liquidation.

Under normal circumstances, NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time. Purchases and sales of each Fund’s shares are executed at the NAV next determined after the Fund receives an order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Dividend Policies

The Funds have the same dividend and distribution policies. Each Fund expects to pay dividends from its net investment income at least annually. Each Fund expects to distribute any net capital gains annually as “capital gain distributions.” All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

Redemption Procedures

The Funds’ redemption procedures are the same. Shareholders may redeem shares through their brokers, by telephone, or by mail, as explained in each Fund’s prospectus.

Capitalization

The following table sets forth the capitalization of Large Cap Value Fund and Fundamental Equity Fund as of February 29, 2012 and the pro forma capitalization of Fundamental Equity Fund if the proposed Reorganization had occurred on that date. Expenses of the Reorganization, which are estimated at $100,000, are not reflected in the table, but will reduce the net assets of each Fund. The table should not be relied upon to determine the amount of Fundamental Equity Fund shares that actually will be received and distributed in the Reorganization. The actual exchange ratio will be determined based on the Funds’ relative NAV’s and the number of shares of Large Cap Value Fund outstanding on or about June 15, 2012 (the “Closing Date”).

	Large Cap Value Fund	Fundamental Equity Fund	Pro Forma Fundamental Equity Fund After the Reorganization
Class A Net Assets	$32,269,649	$2,578,185,682	$2,611,455,331
Class A NAV	$10.23	$13.29	$13.29
Class A Shares Outstanding	3,252,763	194,033,524	196,536,884
Class B Net Assets	$1,727,376	$107,356,893	$109,084,269
Class B NAV	$10.09	$12.61	$12.61
Class B Shares Outstanding	171,182	8,511,253	8,648,238
Class C Net Assets	$6,304,868	$879,588,035	$885,892,903
Class C NAV	$10.08	$12.56	$12.56
Class C Shares Outstanding	625,674	70,020,958	70,522,938
Class F Net Assets	$480,001	$738,285,520	$738,765,521
Class F NAV	$10.17	$13.22	$13.22
Class F Shares Outstanding	47,210	55,845,706	55,882,015
Class I Net Assets	$4,520,890	$389,948,035	$394,468,925
Class I NAV	$10.26	$13.33	$13.33
Class I Shares Outstanding	440,531	29,242,642	29,581,794
Class P Net Assets	$13,831	$32,909,044	$32,922,875
Class P NAV	$10.27	$13.14	$13.14
Class P Shares Outstanding	1,347	2,504,569	2,505,622
Class R2 Net Assets	$10,764	$24,449,722	$24,460,486
Class R2 NAV	$10.34	$13.10	$13.10
Class R2 Shares Outstanding	1,041	1,866,436	1,867,258
Class R3 Net Assets	$202,637	$260,662,531	$260,865,168
Class R3 NAV	$10.19	$13.16	$13.16
Class R3 Shares Outstanding	19,894	19,800,132	19,815,530

Performance

For more information on performance, please see each Fund’s prospectus.

The Board unanimously recommends that you vote “FOR” the
approval of this Proposal.

MORE INFORMATION ABOUT THE REORGANIZATION

Description of the Reorganization

On or about the Closing Date, if the conditions discussed below are met, Large Cap Value Fund will transfer all of its assets to Fundamental Equity Fund in exchange for shares of Fundamental Equity Fund having an aggregate value equal to the aggregate value of the assets, less any liabilities, of Large Cap Value Fund and the assumption by Fundamental Equity Fund of all the liabilities of Large Cap Value Fund. Large Cap Value Fund will distribute as of the Closing Date such shares pro rata to its shareholders of record, determined as of the close of business on the Closing Date, in exchange for their shares of Large Cap Value Fund. The NAV of such shares, the value of Large Cap Value Fund’s assets, and the amount of Large Cap Value Fund’s liabilities will be determined as of the Closing Date in accordance with Fundamental Equity Fund’s valuation procedures, which are the same as those used by Large Cap Value Fund.

Although Large Cap Value Fund may dispose of some of the securities in its portfolio before the Reorganization and reinvest the proceeds in other securities consistent with its investment objective, the Fund will not dispose of assets that, in the aggregate, will result in less than 50% of the historic business assets of the Fund being transferred to Fundamental Equity Fund in the Reorganization. Before the Reorganization, Large Cap Value Fund expects to pay a final dividend that will have the effect of distributing all of its undistributed investment company income and net realized capital gains to its shareholders.

Each Fund’s obligation to complete the Reorganization is subject to the satisfaction of certain conditions, including: (1) approval of a “majority of the outstanding voting securities,” as defined under the 1940 Act, of Large Cap Value Fund; and (2) receipt of a favorable opinion of legal counsel as to the federal income tax consequences of the Reorganization as described below under “Material Federal Income Tax Consequences of the Reorganizations.” A majority of the outstanding securities for these purposes means the lesser of: (1) two-thirds or more of the voting shares of Large Cap Value Fund represented at a meeting at which more than half of the outstanding voting shares of the Fund are present in person or represented by proxy; or (2) more than half of the outstanding voting shares of Large Cap Value Fund.

This summary of the Reorganization is not complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the form of Plan of Reorganization, a copy of which is attached as Exhibit A.

Material Federal Income Tax Consequences of the Reorganization

The following is a summary of the anticipated material federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date of this Combined Prospectus/Proxy Statement and all of which are subject to change and to differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of Large Cap Value Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. You should consult your tax advisor as to the federal income tax consequences to you of the Reorganization, as well as the effects of state, local, and foreign tax laws.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. If the Reorganization does so qualify:

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No gain or loss will be recognized by Large Cap Value Fund upon (1) the transfer of all of its assets to Fundamental Equity Fund as described in this Combined Prospectus/Proxy Statement or (2) the distribution by Large Cap Value Fund of Fundamental Equity Fund shares to Large Cap Value Fund’s shareholders;

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No gain or loss will be recognized by Fundamental Equity Fund upon the receipt of Large Cap Value Fund’s assets solely in exchange for the issuance of Fundamental Equity Fund shares to Large Cap Value Fund and the assumption of Large Cap Value Fund’s liabilities by Fundamental Equity Fund;

•	The basis of the assets of Large Cap Value Fund acquired by Fundamental Equity Fund will be the same as the basis of those assets in the hands of Large Cap Value Fund immediately before the transfer;

•	The tax holding period of the assets of Large Cap Value Fund in the hands of Fundamental Equity Fund will include Large Cap Value Fund’s tax holding period for those assets;

•	Shareholders will not recognize any gain or loss upon the exchange of shares of Large Cap Value Fund solely for Fundamental Equity Fund shares as part of the Reorganization;

•	The basis of Fundamental Equity Fund shares received by shareholders in the Reorganization will be the same as the basis of their shares of Large Cap Value Fund surrendered in the exchange; and

•	The tax holding period of Fundamental Equity Fund shares that shareholders receive will include the tax holding period of Large Cap

Value Fund shares surrendered in the exchange, provided that shareholders held Large Cap Value Fund shares as capital assets on the date of the exchange.

As a condition to the closing of the Reorganization, the Funds must receive a tax opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Funds, substantially to the effect that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel will rely upon, among other things, reasonable assumptions as well as representations of Fundamental Equity Fund and Large Cap Value Fund. No tax ruling has been requested from the IRS in connection with the Reorganization. The tax opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position.

Shareholders should note that, if necessary, in accordance with Large Cap Value Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, Large Cap Value Fund will declare and pay a distribution of any such previously undistributed income and gains to its shareholders immediately before the Reorganization. Such distribution will be taxable to Large Cap Value Fund shareholders. Based on October 31, 2011 data, Large Cap Value Fund may not have any net capital gains to distribute immediately before the Reorganization due to capital loss carryovers.

As of December 31, 2011, each Fund’s net capital appreciation was substantial relative to its net assets. However, only Large Cap Value Fund had a capital loss carryforward as of the Funds’ fiscal year ended October 31, 2011. Consequently, the Reorganization increases the likelihood that, for a period of years following the Reorganization, the Combined Fund’s sale of appreciated portfolio securities as part of the day-to-day management of its portfolio will result in greater taxable capital gain distributions to a former Large Cap Value Fund shareholder than would Large Cap Value Fund’s sale of appreciated portfolio securities in the absence of the Reorganization.

Under applicable Code provisions, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to Fundamental Equity Fund (if any) with capital loss carryforwards attributable to Large Cap Value Fund. In addition, the benefit to the Combined Fund of Large Cap Value Fund’s capital loss carryforwards is expected to be further reduced by annual limits and expiration periods imposed by the Code. This may cause Large Cap Value Fund shareholders to receive taxable capital gain distributions that they would not have received in the absence of the Reorganization.

Shareholders of Large Cap Value Fund may redeem their shares at any time before the closing of the Reorganization. Generally, these are taxable transactions.

Shareholders must consult with their own tax advisors regarding the tax implications of potential transactions.

Expenses of the Reorganization

The Funds will share equally the costs associated with the Reorganization, including the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of printing and mailing this Combined Prospectus/Proxy Statement, accounting fees, and legal fees. Each Fund will bear any portfolio transaction costs it incurs related to the Reorganization. Therefore, Large Cap Value Fund will pay transaction costs associated with selling some of its holdings in preparation for the Reorganization and Fundamental Equity Fund will pay transaction costs associated with selling some of the holdings it acquires in the Reorganization, if any.

Shareholder Rights

The rights of shareholders of Large Cap Value Fund will not change as a result of the Reorganization because Large Cap Value Fund and Fundamental Equity Fund both are series of the Trust, and therefore are governed by the same Board under the same charter and by-laws, and are subject to the same legal and regulatory standards.

INFORMATION ABOUT THE FUNDS

For more information about the Funds, including their investment characteristics, fees and expenses, performance, portfolio managers, taxes, financial intermediary compensation, investment adviser, and policies, please see the Funds’ Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated by reference. Additional information about the Funds is available in the Funds’ Statement of Additional Information and Annual Report, which are incorporated by reference.

ADDITIONAL INFORMATION

Solicitation Method

This Combined Prospectus/Proxy Statement is being furnished to Large Cap Value Fund shareholders in connection with the solicitation of proxies by the Board for the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Additional solicitations may be made by telephone, email, or personal contact by officers or employees of Lord Abbett and its affiliates. Broadridge Financial Solutions, Inc., a proxy solicitation firm, has been retained to contact shareholders to obtain their votes for the Meeting. Large Cap Value Fund also may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy material to the beneficial owners of the Fund’s shares.

Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to verify his or her identity, and to confirm that the shareholder has received the Combined Prospectus/Proxy Statement and proxy card in the mail. Except for votes cast by automated telephonic voting, within 72 hours of receiving a shareholder’s telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. In the case of voting instructions electronically transmitted by the Internet, a confirmation will be sent only if specifically requested by the shareholder.

Shareholders requiring further information as to telephonic or electronically transmitted voting instructions or the proxy generally should call 877-708-3581.

Voting Information

Only shareholders of Large Cap Value Fund as of the Record Date may vote on the Reorganization. The presence in person or by proxy of the holders of one-third of the outstanding shares of Large Cap Value Fund entitled to vote is required to constitute a quorum of the Meeting.

Approval of the proposed Reorganization will require the affirmative vote of a “majority of the outstanding voting securities” of Large Cap Value Fund, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (1) two-thirds or more of the total number of shares of all classes of Large Cap Value Fund present or represented by proxy at the Meeting if the holders of more than half of the outstanding shares of the Fund are present or represented by proxy at the Meeting; or (2) more than half of the total number of the outstanding shares of all classes of Large Cap Value Fund. The Reorganization will be approved only if a sufficient number of votes are cast “FOR” the proposal.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of Large Cap Value Fund held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

For purposes of determining the presence of a quorum and for determining whether sufficient votes have been received for approval of the proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretion to vote) will be treated as shares that are present at the Meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist Large Cap Value Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, or if the shareholder votes via the Internet or by telephone before the Meeting, the named proxies will vote the shares represented by the proxy in accordance with the shareholder’s instructions. Unless revoked in the manner described below, all valid proxies will be voted in accordance with the specifications on them.

Adjournment of the Meeting

If Large Cap Value Fund does not receive sufficient votes to approve the Reorganization before the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders for such solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all Large Cap Value Fund shareholders.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Large Cap Value Fund a written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

Voting Shares and Principal Shareholders of Large Cap Value Fund

The table below sets forth the number of shares of Large Cap Value Fund issued and outstanding at the close of business on the Record Date.

Class	Number of Shares Outstanding on February 24, 2012
Class A	3,247,916.36
Class B	171,801.68
Class C	625,290.32
Class F	47,210.02
Class I	440,531.04
Class P	1,347.18
Class R2	1,041.49
Class R3	19,952.82

As of February 24, 2012, Large Cap Value Fund’s officers and Trustees, as a group, owned less than 1% of each class of the Fund’s outstanding shares, except for the Fund’s share classes stated below.

Class A	4.09%
Class I	2.63%

To the knowledge of the Board, as of the Record Date, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) owns beneficially or of record more than 5% of the outstanding shares of Large Cap Value Fund:

Edward Jones & Co.	33.72%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO 63043-3009

The table below sets forth, as of the Record Date, each shareholder that owns beneficially or of record more than 5% of any class of shares of Large Cap Value Fund.

Name and Address of Beneficial Owner	Shares Beneficially Owned as of February 24, 2012
	Class	Percent of Class
Edward Jones & Co.	Class A	45.77%
Shareholder Accounting	Class B	28.79%
201 Progress Pkwy
Maryland Heights, MO 63043

MLPF&S	Class A	5.01%
for the Sole Benefit of its Customers	Class B	14.73%
4800 Deer Lake Dr. E FL 3	Class C	19.97%
Jacksonville, FL 32246	Class F	57.54%
	Class I	25.52%

Wells Fargo	Class B	6.36%
Omnibus Account	Class C	11.03%
2801 Market Street	Class F	33.89%
Saint Louis, MO 63103-2523

Morgan Stanley Smith Barney	Class B	6.07%
House Account
700 Red Brook Boulevard
Owings Mills, MD 21117-5184

Morgan Stanley Smith Barney	Class B	5.24%
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, NJ 07311

Name and Address of Beneficial Owner	Shares Beneficially Owned as of February 24, 2012
	Class	Percent of Class
UBS Financial Services Inc. FBO	Class C	11.91%
UBS WM USA
Omni A/C M/F
499 Washington Blvd. Floor 9
Jersey City, NJ 07310-2055

Raymond James	Class F	5.69%
Omnibus for Mutual Fund House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Lord, Abbett & Co. LLC	Class P	99.72%
90 Hudson St.	Class R2	99.74%
Jersey City, NJ 07302

Benetech Inc.	Class R3	38.65%
401K Plan
4454 Florida National Dr
Lakeland, FL 33813-1515
Dr. William E. Bair LLC	Class R3	5.80%
401(K) Plan
100 Bramble Street
Cambridge, MD 21613-2471

Ion Design LLC 401K Plan	Class R3	7.69%
Mario A. Turchi
168 Serpentine Rd.
Tenafly, NJ 07670-2736

Liz Claiborne Foundation	Class I	74.48%
One Claiborne Avenue
North Bergen, NJ 07047-6499

Shareholder Rights

Shareholders of Large Cap Value Fund are not entitled to any rights of share appraisal under the Trust’s Declaration of Trust or By-laws, or under the laws of the State of Delaware in connection with the Reorganization. Large Cap Value Fund shareholders have the right to redeem their shares at NAV (minus any applicable sales charges) at any time until the Closing Date. Thereafter, shareholders may redeem shares of Fundamental Equity Fund acquired by them in the Reorganization at the NAV of such shares (minus any applicable sales charges).

Fundamental Equity Fund and Large Cap Value Fund are subject to the information requirements of the 1940 Act, and accordingly file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information filed by the Funds can be inspected and copied at prescribed rates at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC. Copies of such material also can be obtained from the SEC’s website at www.sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates.

FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION
ABOUT THE FUNDS

Please see the Funds’ Prospectuses, Statements of Additional Information, and Annual Reports that are incorporated by reference for the Funds’ financial statements and for additional information about the Funds.

EXHIBIT A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of the [  ] day of [  ], 2012, by the Lord Abbett Securities Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, Lord Abbett Fundamental Equity Fund (the “Acquiring Fund”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973, and its series, Lord Abbett Large Cap Value Fund (the “Acquired Fund”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973. The Acquiring Fund and the Acquired Fund sometimes are referred to collectively herein as the “Funds” and individually as a “Fund.”

This Plan is intended to be and is adopted as a plan of a “reorganization” as defined in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class B, Class C, Class F, Class I, Class P, Class R2, and Class R3 shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the corresponding class of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Trust is a registered investment company classified as a management company of the open-end type;

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Trust separately has determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, and is not dilutive of the interests of those shareholders;

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the “Acquired Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2. (a) The Acquired Assets shall consist of all of the Acquired Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder to the extent such records pertain to the Acquired Fund.

(b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s securities and other assets as of the date of execution of this Plan, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

1.3.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due before the Closing.

1.4. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the “Acquired Fund Shares”) held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Trust instructing the Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Trust shall promptly record with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

1.6. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

2.  VALUATION

2.1. The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). Lord, Abbett & Co. LLC (the “Adviser”) shall compute the NAV per Acquiring Fund Share in the manner set forth in the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Trust’s Declaration of Trust or By-Laws, and the Acquired Fund’s then-current prospectus and statement of additional information. The Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

2.2. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3. The Acquiring Fund and the Acquired Fund shall cause the Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in

Paragraph 3.1). All computations of value shall be made by the Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date shall be June 15, 2012, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the principal offices of the Acquiring Fund, 90 Hudson Street, Jersey City, NJ 07302-3973, or at such other place as the parties may agree.

3.2. Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the “Custodian”) as record holder for the Acquired Fund shall be presented by the Acquired Fund for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered through the Depository Trust Company and by the Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Custodian’s records. The Custodian shall transmit any cash balances maintained on behalf on the Acquired Fund to the account of the Acquiring Fund.

3.3. The Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

3.4. If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. The Acquired Fund shall deliver, or cause its transfer agent to deliver, at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Trust and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Custodian, or (c) derived from the Trust’s records by such officers or one of the Trust’s service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1. Except as set forth on a disclosure schedule previously provided by the Acquired Fund to the Acquiring Fund, the Trust, on behalf of the Acquired Fund, represents, warrants, and covenants to the Acquiring Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquired Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Plan. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Trust and the Acquired Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Trust is not in violation of, and the execution and delivery of this Plan and the performance of its obligations under this Plan in respect of the Acquired Fund will not result in a violation of, any provision of the Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Trust to which the Acquired Fund is a party or by which the Acquired Fund or any of its assets are bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired

Fund’s properties or assets. Neither the Trust nor the Acquired Fund knows of any facts that might form the basis for the institution of such proceedings. The Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

(e) The Acquired Fund has no material contracts or other commitments (other than this Plan or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Plan) that will not be terminated at or before the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

(f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended October 31, 2011 have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

(g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund’s prospectus, its statement of additional information as in effect on the date of this Plan, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Plan), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund’s portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

(h) (1) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

(2) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

(3) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below) that were due and payable or that were claimed to be due;

(4) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(5) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

(6) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

(7) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(8) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 5.7, rather than in any notes thereto (the “Tax Reserves”). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(9) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(10) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

(11) The Acquired Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquired Fund tax representation certificate to be delivered pursuant to Paragraph 7.4 (the “Acquired Fund Tax Representation Certificate”);

(12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

(13) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund’s Tax books and records; and

(14) For purposes of this Plan, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments, or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business, organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise, and other taxes imposed by the United States of America or any state, local, or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements, or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

(i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power, and authority to sell, assign, transfer, and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Trust has the power and authority to enter into and perform its obligations on behalf of the Acquired Fund under this Plan. The execution, delivery, and performance of this Plan have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and, subject to the approval of the Acquired Fund’s shareholders, assuming due authorization, execution, and delivery by the Acquiring Fund, this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) Information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(m) Any information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Plan (the “Registration Statement”) that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Plan;

(o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectuses and statements of additional information of the Acquired Fund and any amendments or supplements thereto, did not, with respect to the Acquired Fund, as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of the Financial Industry Regulatory Authority (“FINRA”), and Conduct Rules of FINRA and the National Association of Securities Dealers, Inc. (the “NASD”), state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Trust have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any “affiliated person” of the Acquired Fund have been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(s) The Acquired Fund Tax Representation Certificate to be delivered by the Trust, on behalf of the Acquired Fund, to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(t) The Acquired Fund will review its assets and prior to the Closing Date dispose of any portfolio holdings that are not compatible with the Acquiring Fund’s investment objective and policies; and

(u) The Acquired Fund’s performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Trust’s Board of Trustees.

4.2. Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Acquired Fund, the Trust, on behalf of the Acquiring Fund, represents, warrants, and covenants to the Acquired Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Fund is a series of the Trust. The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform the obligations under this Plan. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Plan, and any amendment or supplement to any of the foregoing, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not, with respect to the Acquiring Fund, at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Acquiring Fund’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not, with respect to the Acquiring Fund, as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e) The Registration Statement, the Proxy Statement, and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or before the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund’s warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) The Trust is not in violation of, and the execution and delivery of this Plan and performance of its obligations under this Plan will not result in a violation of, any provisions of the Declaration of Trust or By-Laws of the Trust or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Acquiring Fund to which the Trust is a party or by which the Acquiring Fund or any of its assets is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. Neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquiring Fund’s business, or its ability to consummate the transactions contemplated herein;

(h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended October 31, 2011 have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Plan there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Plan), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j) (1) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

(2) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

(3) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

(4) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(5) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

(6) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

(7) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(8) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in Paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(9) The Acquiring Fund has delivered to the Acquired Fund or made available to the Acquired Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(10) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Plan to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

(11) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered pursuant to Paragraph 6.3 (the “Acquiring Fund Tax Representation Certificate”);

(12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

(13) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund’s Tax books and records.

(k) The authorized capital of the Acquiring Fund consists of [  ] shares of beneficial interest, par value $.001 per share. As of the Closing Date, the Acquiring Fund will be authorized to issue [  ] shares of beneficial interest, par value $.001 per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Plan will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(m) The Trust has the power and authority to enter into and perform its obligations on behalf of the Acquiring Fund under this Plan. The execution, delivery, and performance of this Plan have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and, assuming due authorization, execution, and delivery by the Acquired Fund, this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) Information to be furnished in writing by the Trust, on behalf of the Acquiring Fund, or the Adviser for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o) No consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Plan or the consummation of the transactions contemplated by the Plan by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of FINRA, the Conduct Rules of FINRA and the NASD, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA, or any state securities authorities by the Trust have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(r) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Paragraph 6.3 will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

(s) The Acquiring Fund’s performance of this Plan, and the transactions contemplated herein, have been duly authorized by the Trust’s Board of Trustees.

5.  COVENANTS OF THE FUNDS

5.1. The Acquired Fund will operate the Acquired Fund’s business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2. The Trust will call and hold a special meeting of the Acquired Fund’s shareholders to consider approval of this Plan and act upon the matters set forth in the Proxy Statement.

5.3. The Acquiring Fund will prepare the notice of meeting, form of proxy, and Registration Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

5.5. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

5.6. Subject to the provisions of this Plan, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Plan.

5.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Trust’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Trust.

5.8. Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9. From and after the date of this Plan and until the Closing Date, each of the Acquired Fund and the Acquiring Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Plan as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a

“determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code and shall not take any position inconsistent with such treatment.

5.10. From and after the date of this Plan and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.11. Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

6.1. All representations and warranties by the Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust shall issue on the Closing Date a certificate, on behalf of the Acquiring Fund, executed in its name by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Plan are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, that each of the conditions to Closing in this Section 6 have been met;

6.3. The Trust, on behalf of the Acquiring Fund, shall have delivered to Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Trust and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Acquired Fund; and

6.4. The Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Plan and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Trust’s Treasurer or Assistant Treasurer;

7.3. The Trust shall issue on the Closing Date a certificate of the Trust, on behalf of the Acquired Fund, executed in its name by the Trust’s President or Vice President and a Treasurer or Assistant Treasurer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust made on behalf of the Acquired Fund in this Plan are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, that each of the conditions to Closing in this Section 7 have been met;

7.4. The Trust, on behalf of the Acquired Fund, shall have delivered to Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Trust and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Acquired Fund; and

7.5. The Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Plan and the transactions contemplated hereby.

8.  FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1. This Plan and the transactions contemplated herein shall have been approved, in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws, by the lesser of (i) the vote of 67 percent or more of the voting shares of the Acquired Fund represented at the meeting of the Acquired Fund’s shareholders called by the Trust pursuant to Paragraph 5.2 of this Plan, at which more than 50 percent of the outstanding voting shares of the Acquired Fund are present or represented by proxy; or (ii) the vote of more than 50 percent of the outstanding voting shares of the Acquired Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4. The Acquiring Fund’s Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5. The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Neither party may waive the condition set forth in this Paragraph 8.5.

8.6. The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.  BROKERAGE FEES AND EXPENSES

9.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The allocable expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne equally by the Acquiring Fund and the Acquired Fund. Notwithstanding the foregoing, transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne by that Fund.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Trust on behalf of the Acquiring Fund and on behalf of the Acquired Fund agrees that neither party has made any representation, warranty, or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Plan constitutes the entire agreement between the parties.

10.2. The representations and warranties contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

This Plan may be terminated in writing by the Trust.

12.  AMENDMENTS

This Plan may be amended, modified or supplemented in writing by the authorized officers of the Trust; provided, however, that following the meeting of the Acquired Fund’s shareholders called by the Trust pursuant to Paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Plan to their detriment without their further approval; provided further that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Plan to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Plan may be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Fund at 90 Hudson Street, Jersey City, NJ 07302-3973.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1. The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2. This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.5. It is expressly agreed that the obligations of the Trust shall not be binding upon any of its Trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Plan have been authorized by the Board of Trustees of the Trust and this Plan has been executed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Trust’s Declaration of Trust.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:		LORD ABBETT SECURITIES TRUST, on behalf of its series, Lord Abbett Fundamental Equity Fund

By:		By:
Name:	Thomas R. Phillips	Name:	Lawrence H. Kaplan
Title:	Vice President and Assistant Secretary	Title:	Vice President and Secretary
Attest:		LORD ABBETT SECURITIES TRUST, on behalf of its series, Lord Abbett Large Cap Value Fund

By:		By:
Name:	Thomas R. Phillips	Name:	Lawrence H. Kaplan
Title:	Vice President and Assistant Secretary	Title:	Vice President and Secretary

YOU MAY VOTE IN ANY ONE OF FOUR WAYS:

(1) VIA THE INTERNET (2) BY TELEPHONE (3) BY MAIL USING THIS PROXY CARD (4) IN PERSON AT THE MEETING.
We encourage you to vote by Internet or telephone. Regardless of the method you choose, however, please take the time to read the full text of the Combined Prospectus/Proxy Statement before voting. By voting promptly, you can help the Fund avoid the expense of additional follow-up mailings and solicitations.
YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!

VOTING ON THE INTERNET

•	Read the Combined Prospectus/Proxy Statement and have this proxy card at hand.

•	Log on to www.proxyweb.com.

•	Follow the on-screen instructions.

VOTING BY TELEPHONE

•	Read the Combined Prospectus/Proxy Statement and have this proxy card at hand.

•	Call toll-free 1-888-221-0697.

•	Follow the recorded instructions.

VOTING BY MAIL

•	Read the Combined Prospectus/Proxy Statement.
•	Check the appropriate box on this proxy card.
•	Sign, date and return this proxy card.
•	Mail completed proxy card to: Proxy Services, Lord Abbett Securities Trust, P.O. Box 9180, Farmingdale, NY 11735-9850

If you vote by Internet or Telephone,
please do not mail your proxy card.

999 999 999 999 99	ß

LORD ABBETT LARGE CAP VALUE FUND

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE LORD ABBETT SECURITIES TRUST

The undersigned hereby appoints ROBERT S. DOW, LAWRENCE H. KAPLAN, and THOMAS R. PHILLIPS and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Special Meeting of the shareholders of Lord Abbett Large Cap Value Fund scheduled to be held on May 18, 2012, including all adjournments thereof, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

Date __________________, 2012

For information as to the voting of shares registered in more than one name, see page 25 of the Combined Prospectus/Proxy Statement.

Signature(s) (and Title(s), if applicable)	(Please sign in box)

When signing the proxy as attorney, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

LA Lg Cap Val 2012

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Combined Prospectus/Proxy Statement is available at www.proxyweb.com.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” PROPOSAL NO. 1.

		FOR	AGAINST	ABSTAIN

(1)

To approve a Plan of Reorganization between Lord Abbett Large Cap Value Fund (the “Fund”) and Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”) providing for (a) the transfer of all of the assets of the Fund to Fundamental Equity Fund in exchange for the shares of the corresponding class of Fundamental Equity Fund and the assumption by Fundamental Equity Fund of all of the liabilities of the Fund; (b) the distribution of such shares to the shareholders of the Fund; and (c) the termination of the Fund.

		☐	☐	☐

(2)	In the discretion such proxies, to vote upon such other business as may properly come before the meeting or any adjournment, postponements, continuations, or reschedulings thereof.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LA Lg Cap Val 2012

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 26, 2012

Lord Abbett Securities Trust

Lord Abbett Large Cap Value Fund

90 Hudson Street

Jersey City, New Jersey 07302-3973

888-522-2388

Lord Abbett Securities Trust

Lord Abbett Fundamental Equity Fund

90 Hudson Street

Jersey City, New Jersey 07302-3973

888-522-2388

This Statement of Additional Information (“SAI”) relates specifically to the proposed transfer of the assets of Lord Abbett Large Cap Value Fund (the “Large Cap Value Fund”), a series of Lord Abbett Securities Trust (the “Trust”), to Lord Abbett Fundamental Equity Fund (the “Fundamental Equity Fund”), another series of the Trust, in exchange for shares of Fundamental Equity Fund and the assumption by Fundamental Equity Fund of the liabilities of Large Cap Value Fund. This SAI consists of this cover page and the following documents, each of which accompanies this SAI and is incorporated herein by reference:

1.	The Statement of Additional Information of Large Cap Value Fund and Fundamental Equity Fund dated March 1, 2012.

2.	The financial statements from the 2011 Annual Report to Shareholders of Large Cap Value Fund, and Fundamental Equity Fund audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its report, which is so incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

This SAI is not a prospectus. A Combined Prospectus/Proxy Statement dated March 26, 2012 relating to these matters may be obtained without charge via Lord Abbett’s website at www.lordabbett.com or by calling or writing Large Cap Value Fund at the telephone number or address set forth above. This SAI should be read in conjunction with such Combined Prospectus/Proxy Statement.